EXHIBIT  10

                    JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to the Second Amended and Restated Joint Statement on Schedule 13D dated April 23, 1996. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 3rd day of February, 1997.


TAMMS INVESTMENT COMPANY,                  SHARI ARISON IRREVOCABLE
LIMITED PARTNERSHIP                        GUERNSEY TRUST, A.H.W.
                                           LIMITED, TRUSTEE
By:TAMMS MANAGEMENT
CORPORATION, MANAGING GENERAL              By: /S/ R.J. BANFIELD
PARTNER                                         R.J. Banfield, Director

By: /S/ MICKY ARISON
     Micky Arison, President               CONTINUED TRUST FOR SHARI
                                           ARISON DORSMAN, TAF
                                           MANAGEMENT COMPANY,
TAMMS MANAGEMENT                           TRUSTEE
CORPORATION
                                           By: /S/ DENISON H. HATCH, JR.
By: /S/ MICKY ARISON                            Denison H. Hatch, Jr.
     Micky Arison, President                    Secretary and Treasurer of
                                                Corporate Trustee

/S/ TED ARISON
Ted Arison                                 TED ARISON 1994
                                           IRREVOCABLE
                                           TRUST FOR SHARI NO. 1,
CONTINUED TRUST FOR                        CITITRUST (JERSEY)
MICHAEL ARISON, TAF                        LIMITED, TRUSTEE
MANAGEMENT COMPANY,
TRUSTEE                                          /s/ Debbie Masters
                                           By: /S/ ROB VINCENT
By: /S/ DENISON H. HATCH, JR.                   Debbie C. Masters, Director
     Denison H. Hatch, Jr.                      Rob Vincent, Asst. Secretary
     Secretary and Treasurer of
     Corporate Trustee
                                           /S/ SHARI ARISON
                                               Shari Arison


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MARILYN B. ARISON IRREVOC-                 /S/ MICKY ARISON
ABLE DELAWARE TRUST, TAF                   Micky Arison
MANAGEMENT COMPANY,
TRUSTEE
                                           A.H.W. LIMITED
By: /S/ DENISON H. HATCH, JR.
     Denison H. Hatch, Jr.                 By: /S/ R.J. BANFIELD
     Secretary and Treasurer                    R.J. Banfield, Director
     of Corporate Trustee

                                           /S/ ANDREW H. WEINSTEIN
/S/ MARILYN B. ARISON                      Andrew H. Weinstein
Marilyn B. Arison

                                           TAF MANAGEMENT COMPANY
MBA I, LLC

By:TAF MANAGEMENT COMPANY                  By: /S/ DENISON H. HATCH, JR.
AS TRUSTEE OF THE MARILYN B. ARISON             Denison H. Hatch, Jr.
IRREVOCABLE DELAWARE TRUST, MANAGING            Secretary and Treasurer
MEMBER

By:  /S/ DENISON H. HATCH, JR.             KENTISH LIMITED
      Denison H. Hatch, Jr.
      Secretary and Treasurer              By: /S/ PHILIP SCALES
      of Corporate Trustee                      Philip Scales, Director


CONTINUED TRUST FOR MICKY
ARISON, TAF MANAGEMENT
COMPANY, TRUSTEE

By: /S/ DENISON H. HATCH, JR.
     Denison H. Hatch, Jr.
     Secretary and Treasurer of
     Corporate Trustee


MICKY ARISON HOLDINGS
TRUST, JMD DELAWARE, INC.,
TRUSTEE

By: /S/ DENISON H. HATCH, JR.
     Denison H. Hatch, Jr.
     Secretary of Corporate
     Trustee

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